___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2014

JPX GLOBAL, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54793	26-2801338
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

9864 E. Grand River, Ste. 110-301 Brighton, MI	48116
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (780) 349-1755

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant’s Certifying Accountant

On April 1, 2014, JPX Global, Inc. (the “Company”) was informed by its independent registered public accounting firm, Morrill & Associates, LLC, ("M&A"), that M&A has combined its public audit practice with Pritchett Siler & Hardy, P.C., (“PSH”) effective April 1, 2014. As a result, M&A effectively resigned as the Company's independent registered public accounting firm and PSH became the Company's independent registered public accounting firm. The engagement of PSH as the Company's independent registered public accounting firm was approved by the Board of Directors of the Company on April 1, 2014.

The principal accountant's reports of M&A on the financial statements of the Company as of and for the quarter ending September 30, 2013 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. The principal accountant’s reports of M&A on the financial statements of the Company for the quarter ending September 30, 2013 contained an explanatory paragraph disclosing the uncertainty regarding the Company’s ability to continue as a going concern.

During the quarter ending September 30, 2013, and through the date of this 8-K, there were no disagreements with M&A on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to M&A satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such quarter. During the quarter ending September 30, 2013 and through the date of this 8-K, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the quarter ending September 30, 2013 and through the date of this 8-K, the Company did not consult with PSH with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided M&A with a copy of the foregoing disclosure and requested M&A to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated April 9, 2014 furnished by M&A, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1 Letter from Morrill and Associates, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPX GLOBAL, INC.

Date: April 15, 2014	By:	/s/ James P. Foran
James P. Foran Chief Executive Officer